    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 1999.


                                                      REGISTRATION NO. 333-73099

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                AMENDMENT NO. 1


                                       TO


                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                      TRANSWESTERN PUBLISHING COMPANY LLC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           2741                          33-0778740
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)          IDENTIFICATION NO.)

                            ------------------------

                              TWP CAPITAL CORP. II
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           2741                          33-0778739
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)          IDENTIFICATION NO.)

                            ------------------------

                      TARGET DIRECTORIES OF MICHIGAN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            MICHIGAN                           2741                          38-287704
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)          IDENTIFICATION NO.)

                         8344 CLAIREMONT MESA BOULEVARD
                          SAN DIEGO, CALIFORNIA 92111
                           TELEPHONE: (619) 467-2800
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

                  JOAN FIORITO                                       COPY TO:
         8344 CLAIREMONT MESA BOULEVARD                         WILLIAM S. KIRSCH
          SAN DIEGO, CALIFORNIA 92111                            KIRKLAND & ELLIS
         TELEPHONE: (619) 467-2800 200                         EAST RANDOLPH DRIVE
    (NAME, ADDRESS, INCLUDING ZIP CODE, AND                  CHICAGO, ILLINOIS 60601
                TELEPHONE NUMBER,                           TELEPHONE: (312) 861-2000
   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

                            ------------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

              PART II:  INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     TransWestern. TransWestern is a limited liability company organized under the laws of the State of Delaware. Section 18-108 of the Delaware Limited Liability Company Act (the "Act") provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

     Section 4.2 of TransWestern's Limited Liability Company Agreement ("Section 4.2") provides, among other things, that each person and entity shall be entitled to be indemnified and held harmless on an incurred basis by TransWestern (but only after first making a claim for indemnification available from any other source and only to the extent indemnification is not provided by that source) to the fullest extent permitted under the Act (including indemnification for gross negligence and breach of fiduciary duty to the extent so authorized) as amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits TransWestern to provide broader indemnification rights than such law permitted TransWestern to provide prior to such amendment) against all losses, liabilities and expenses, including attorneys' fees and expenses, arising from claims, actions and proceedings in which, such person or entity may be involved, as a party or otherwise, by reason of his, her or it being or having been the Manager, a Member or an officer of TransWestern, or by reason of his, her or it serving at the request of TransWestern as a director, officer, manager, member, partner, employee or agent of another limited liability company or of a corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan whether or not such person or entity continues to be such or serve in such capacity at the time any such loss, liability or expense is paid or incurred.

     Section 4.2 also provides that, the rights of indemnification will be in addition to any rights to which such person or entity may otherwise be entitled by contract or as a matter of law and shall extend to his, her or its successors and assigns. In particular, and without limitation of the foregoing, such person or entity shall be entitled to indemnification by TransWestern against expenses, as incurred, including attorneys' fees and expenses, incurred by such person or entity upon the delivery by such person or entity to TransWestern of a written undertaking, reasonably acceptable to the Manager, to repay all amounts so advanced if it shall ultimately be determined that such person or entity is not entitled to be indemnified under Section 4.2. TransWestern may, to the extent authorized from time to time by the Manager, grant rights to indemnification and to advancement of expenses to any employee or agent of TransWestern to the fullest extent of the provisions of Section 4.2 with respect to the indemnification and advancement of expenses of the Manager, Members and officers of TransWestern.

     TransWestern intends to obtain insurance policies covering all of its directors and officers against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

     Capital II. Capital II is incorporated under the laws of the State of Delaware. Section 145 of the General Corporation Law of the State of Delaware, inter alia ("Section 145") provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses, such as attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he or she reasonably believed to be or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, party to any threatened, pending or completed action or suit by or in the right of the corporation by reasons of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the corporation's best interests, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him or her against the expenses which such officer or director has actually and reasonably incurred.

     Capital II's Certificate of Incorporation provides that to the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of Capital II shall not be liable to Capital II or its stockholders for monetary damages for a breach of fiduciary duty as a director.

     Article V of the By-laws of Capital II ("Article V") provides, among other things, that each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the corporation or is or was serving at the request of Capital II as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by Capital II to the fullest extent which it is empowered to do so by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended but, in the case of any such amendment, only to the extent that such amendment permits Capital II to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment, against all expense, liability and loss, including attorneys' fees actually and reasonably incurred by such person in connection with such proceeding, and such indemnification shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, Capital II shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the board of directors of Capital II.

     Article V also provides that persons who are not covered by the foregoing provisions of Article V and who are or were employees or agents of Capital II, or who are or were serving at the request of Capital II as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the board of directors.

     Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him or her in any such capacity, arising out of his or her status as such, whether or not the corporation would otherwise have the power to indemnify him or her under Section 145.

     Article V further provides that Capital II may purchase and maintain insurance on its behalf and on behalf of any person who is or was a director, officer, employee, fiduciary or agent of Capital II or was serving at the request of Capital II as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, whether or not Capital II would have the power to indemnify such person against such liability under Article V.

     All of Capital II's directors and officers will be covered by insurance policies intended to be obtained by Capital II against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) EXHIBITS.


EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
2.1       Contribution and Assumption Agreement, dated November 6,
          1997, by and among Holdings and TransWestern.(1)
2.2       Assignment and Assumption Agreement, dated November 6, 1997, by and among Holdings and TransWestern.(1)
2.3       Bill of Sale, dated November 6, 1997 by and among Holdings and TransWestern.(1)
2.4       Asset Purchase Agreement with Universal Phone Books, Inc., incorporated by reference to Exhibit 2.1 to the Company's
          Current Report on Form 8-K, dated November 30, 1998.
2.5       Asset Purchase Agreement with United Directory Services,
          Inc., incorporated by reference to Exhibit 2.1 to the
          Company's Current Report on Form 8-K, dated January 5, 1999.
3.1       Certificate of Formation of TransWestern.(1)
3.2       Certificate of Incorporation of Capital II.(1)
3.3       By-Laws of Capital II.(1)
3.4       Limited Liability Company Agreement of TransWestern
          Publishing Company LLC.(1)
3.5       Certificate of Incorporation of TCC.(1)
3.6       By-Laws of TCC.(1)
3.7       Certificate of Incorporation of Target Directories of
          Michigan, Inc.*
3.8       By-Laws of Target Directories of Michigan, Inc.*
4.1       Indenture, dated as of November 12, 1997 by and between the
          Company and Wilmington Trust Company, as Trustee for the
          Series B notes.(1)

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
4.2       Form of Series B 9 5/8% Senior Subordinated Notes due
          2007.(1)
4.3       Securities Purchase Agreement, dated as of November 6, 1997, by and among the Company, Holdings, TCC and the Initial
          Purchasers of the Series A/B notes.(1)
4.4       Registration Rights Agreement, dated as of November 12,
          1997, by and among the Company and the Initial Purchasers of the Series A/B notes.(1)
4.5       Form of Series D 9 5/8% Senior Subordinated Notes due 2007
          and the related Guarantees.*
4.6       Indenture, dated as of December 2, 1998, by and among the
          Company, Target Directories of Michigan, Inc. and Wilmington
          Trust Company, as Trustee, for the Series C notes (including the form of the Series C notes and the related Guarantees).*
4.7       Securities Purchase Agreement, dated as of December 2, 1998, by and among the Company, Target Directories of Michigan,
          Inc., Holdings, TCC and the Initial Purchasers of the Series
          C notes.*
4.8       Registration Rights Agreement, dated as of December 2, 1998, by and among the Company, Target Directories of Michigan,
          Inc. and the Initial Purchasers of the Series C notes.*
5.1       Opinion of Kirkland & Ellis.
10.1      Employment Agreement, dated as of October 1, 1997, by and
          between Laurence H. Bloch and TransWestern.(1)
10.2      Employment Agreement, dated as of October 1, 1997, by and
          between Ricardo Puente and TransWestern.(1)
10.3      Assumption Agreement and Amended and Restated Credit
          Agreement, dated as of November 6, 1997, among the Company, the lenders listed therein and Canadian Imperial bank of
          Commerce, as administrative agent, and First Union National
          Bank, as documentation agent.(1)
10.4      Form of Equity Compensation Plan.(1)
10.5      Form of Executive Agreement between Holdings, TCC and each
          Management Investor.(1)
10.6      Securities Purchase Agreement, dated as of November 6, 1997, by and among Holdings, TWP Capital Corp., TransWestern, TCC and the Initial Purchasers of the Discount Notes.(1)
10.7      Indenture relating to the Discount Notes, dated as of
          November 12, 1997, by and among Holdings, TWP Capital Corp.
          and Wilmington Trust Company, as Trustee.(1)
10.8      Registration Rights Agreement, dated as of November 12,
          1997, by and among Holdings, TWP Capital Corp. and the
          Initial Purchasers of the Discount Notes.(1)
10.9      Management Agreement, dated as of October 1, 1997, by and
          among Holdings and Thomas H. Lee Company.(1)
10.10     Investors Agreement, dated as of October 1, 1997, by and
          among Holdings, TCC and the limited partners of Holdings.(1)
12.1      Statement regarding computation of ratio of earnings to
          fixed charges.
21.1      Subsidiaries of TransWestern, incorporated by reference to
          Exhibit 21.1 to the Company's Annual Report on Form 10-K for
          the fiscal year ended April 30, 1998.
23.1      Consent of Ernst & Young LLP, Independent Auditors.*

EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
23.2      Consent of Kirkland & Ellis (included in Exhibit 5.1 above).
24.1      Power of Attorney (included in Part II of the Registration
          Statement).*
25.1      Statement of Eligibility of Trustee on Form T-1 with respect to the Series D notes.
25.2      Statement of Eligibility of Trustee on Form T-1 with respect to the guarantees of the Series D notes.
27.1      Financial Data Schedule.
99.1      Forms of Letters of Transmittal.
99.2      Forms of Notice of Guaranteed Delivery.
99.3      Forms of Tender Instructions.


-------------------------

 *  Previously filed.


(1) Incorporated herein by reference to the same numbered exhibit to the Company's Registration Statement on Form S-4 (Registration No. 333-42085), originally filed with the SEC on December 12, 1997.

     (b) FINANCIAL STATEMENT SCHEDULES.

     All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions, are inapplicable or not material, or the information called for thereby is otherwise included in the financial statements and therefore has been omitted.

ITEM 22. UNDERTAKINGS.

     (a) The undersigned registrants hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) The undersigned registrants hereby undertake as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuers undertake that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

          (5) The registrants undertake that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described under Item 20 or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          (6) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (7) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (8) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means.

     This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

          (9) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, TransWestern Publishing Company LLC has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 11th day of March, 1999.


                                          TRANSWESTERN PUBLISHING COMPANY LLC

                                          By:     /s/ LAURENCE H. BLOCH
                                            ------------------------------------
                                              Name: Laurence H. Bloch
                                              Title: President and Secretary


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 11th day of March, 1999.


                       SIGNATURE                                              CAPACITY
                       ---------                                              --------

                   /s/ RICARDO PUENTE                     President, Chief Executive Officer and Director
--------------------------------------------------------  of TCC (Principal Executive Officer)
                     Ricardo Puente

                 /s/ LAURENCE H. BLOCH                    Chairman, Secretary and Director of TCC
--------------------------------------------------------
                   Laurence H. Bloch

                  /s/ JOAN M. FIORITO                     Vice President, Chief Financial Officer and
--------------------------------------------------------  Assistant Secretary (Principal Financial and
                    Joan M. Fiorito                       Accounting Officer)

                           *                              Director of TCC
--------------------------------------------------------
                     C. Hunter Boll

                           *                              Director of TCC
--------------------------------------------------------
                   Terrence M. Mullen

                           *                              Director of TCC
--------------------------------------------------------
                  Christopher J. Perry

                           *                              Director of TCC
--------------------------------------------------------
                    Scott A. Schoen

                           *                              Director of TCC
--------------------------------------------------------
                    Marcus D. Wedner

-------------------------

TCC is the Manager of TransWestern Publishing Company LLC.



* The undersigned, by signing her name hereto, does sign and execute this Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to a Power of Attorney executed by such officers and directors and previously filed with the Securities and Exchange Commission.



        /s/ JOAN M. FIORITO

--------------------------------------

  Joan M. Fiorito, Attorney in Fact

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, TWP Capital Corp. II has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 11th day of March, 1999.


                                          TWP CAPITAL CORP. II

                                          By:     /s/ LAURENCE H. BLOCH
                                            ------------------------------------
                                              Name: Laurence H. Bloch
                                              Title: President and Secretary


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 11th day of March, 1999.


                    SIGNATURE                                            CAPACITY
                    ---------                                            --------

              /s/ LAURENCE H. BLOCH                 President, Secretary and Director
--------------------------------------------------  (Principal Executive Officer)
                Laurence H. Bloch

               /s/ JOAN M. FIORITO                  Vice President and Assistant Secretary
--------------------------------------------------  (Principal Financial and Accounting Officer)
                 Joan M. Fiorito

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, Target Directories of Michigan, Inc. has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 11th day of March, 1999.


                                          TARGET DIRECTORIES OF MICHIGAN, INC.

                                          By:      /s/ RICARDO PUENTE
                                            ------------------------------------
                                              Name: Ricardo Puente
                                              Title: President and Chief
                                              Executive Officer


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated on the 11th day of March, 1999.


                       SIGNATURE                                              CAPACITY
                       ---------                                              --------

                   /s/ RICARDO PUENTE                     President, Chief Executive Officer and Director
--------------------------------------------------------  (Principal Executive Officer)
                     Ricardo Puente

                 /s/ LAURENCE H. BLOCH                    Treasurer and Director
--------------------------------------------------------
                   Laurence H. Bloch

                  /s/ JOAN M. FIORITO                     Vice President, Chief Financial Officer and
--------------------------------------------------------  Secretary (Principal Financial and Accounting
                    Joan M. Fiorito                       Officer)

                           *                              Director
--------------------------------------------------------
                     C. Hunter Boll

                           *                              Director
--------------------------------------------------------
                   Terrence M. Mullen

                           *                              Director
--------------------------------------------------------
                    Scott A. Schoen

                           *                              Director
--------------------------------------------------------
                  Christopher J. Perry

                           *                              Director
--------------------------------------------------------
                    Marcus D. Wedner


* The undersigned, by signing her name hereto, does sign and execute this Amendment No. 1 to the Registration Statement on behalf of the above named officers and directors of the Company pursuant to a Power of Attorney executed by such officers and directors and previously filed with the Securities and Exchange Commission.



        /s/ JOAN M. FIORITO

--------------------------------------

  Joan M. Fiorito, Attorney in Fact

                                 EXHIBIT INDEX


    EXHIBIT
    NUMBER                              EXHIBIT
    -------                             -------
     2.1      Contribution and Assumption Agreement, dated November 6,
              1997, by and among Holdings and TransWestern.(1)
     2.2      Assignment and Assumption Agreement, dated November 6, 1997, by and among Holdings and TransWestern.(1)
     2.3      Bill of Sale, dated November 6, 1997 by and among Holdings and TransWestern.(1)
     2.4      Asset Purchase Agreement with Universal Phone Books, Inc., incorporated by reference to Exhibit 2.1 to the Company's
              Current Report on Form 8-K, dated November 30, 1998.
     2.5      Asset Purchase Agreement with United Directory Services,
              Inc., incorporated by reference to Exhibit 2.1 to the
              Company's Current Report on Form 8-K, dated January 5, 1999.
     3.1      Certificate of Formation of TransWestern.(1)
     3.2      Certificate of Incorporation of Capital II.(1)
     3.3      By-Laws of Capital II.(1)
     3.4      Limited Liability Company Agreement of TransWestern
              Publishing Company LLC.(1)
     3.5      Certificate of Incorporation of TCC.(1)
     3.6      By-Laws of TCC.(1)
     3.7      Certificate of Incorporation of Target Directories of
              Michigan, Inc.*
     3.8      By-Laws of Target Directories of Michigan, Inc.*
     4.1      Indenture, dated as of November 12, 1997 by and between the
              Company and Wilmington Trust Company, as Trustee for the
              Series B notes.(1)
     4.2      Form of Series B 9 5/8% Senior Subordinated Notes due
              2007.(1)
     4.3      Securities Purchase Agreement, dated as of November 6, 1997, by and among the Company, Holdings, TCC and the Initial
              Purchasers of the Series A/B notes.(1)
     4.4      Registration Rights Agreement, dated as of November 12,
              1997, by and among the Company and the Initial Purchasers of the Series A/B notes.(1)
     4.5      Form of Series D 9 5/8% Senior Subordinated Notes due 2007
              and the related Guarantees.*
     4.6      Indenture, dated as of December 2, 1998, by and among the
              Company, Target Directories of Michigan, Inc. and Wilmington
              Trust Company, as Trustee, for the Series C notes (including the form of the Series C notes and the related Guarantees).*
     4.7      Securities Purchase Agreement, dated as of December 2, 1998, by and among the Company, Target Directories of Michigan,
              Inc., Holdings, TCC and the Initial Purchasers of the Series
              C notes.*
     4.8      Registration Rights Agreement, dated as of December 2, 1998, by and among the Company, Target Directories of Michigan,
              Inc. and the Initial Purchasers of the Series C notes.*
     5.1      Opinion of Kirkland & Ellis.
    10.1      Employment Agreement, dated as of October 1, 1997, by and
              between Laurence H. Bloch and TransWestern.(1)
    10.2      Employment Agreement, dated as of October 1, 1997, by and
              between Ricardo Puente and TransWestern.(1)

    EXHIBIT
    NUMBER                              EXHIBIT
    -------                             -------
    10.3      Assumption Agreement and Amended and Restated Credit
              Agreement, dated as of November 6, 1997, among the Company, the lenders listed therein and Canadian Imperial bank of
              Commerce, as administrative agent, and First Union National
              Bank, as documentation agent.(1)
    10.4      Form of Equity Compensation Plan.(1)
    10.5      Form of Executive Agreement between Holdings, TCC and each
              Management Investor.(1)
    10.6      Securities Purchase Agreement, dated as of November 6, 1997, by and among Holdings, TWP Capital Corp., TransWestern, TCC and the Initial Purchasers of the Discount Notes.(1)
    10.7      Indenture relating to the Discount Notes, dated as of
              November 12, 1997, by and among Holdings, TWP Capital Corp.
              and Wilmington Trust Company, as Trustee.(1)
    10.8      Registration Rights Agreement, dated as of November 12,
              1997, by and among Holdings, TWP Capital Corp. and the
              Initial Purchasers of the Discount Notes.(1)
    10.9      Management Agreement, dated as of October 1, 1997, by and
              among Holdings and Thomas H. Lee Company.(1)
    10.10     Investors Agreement, dated as of October 1, 1997, by and
              among Holdings, TCC and the limited partners of Holdings.(1)
    12.1      Statement regarding computation of ratio of earnings to
              fixed charges.
    21.1      Subsidiaries of TransWestern, incorporated by reference to
              Exhibit 21.1 to the Company's Annual Report on Form 10-K for
              the fiscal year ended April 30, 1998.
    23.1      Consent of Ernst & Young LLP, Independent Auditors.*
    23.2      Consent of Kirkland & Ellis (included in Exhibit 5.1 above).
    24.1      Power of Attorney (included in Part II of the Registration
              Statement).*
    25.1      Statement of Eligibility of Trustee on Form T-1 with respect to the Series D notes.
    25.2      Statement of Eligibility of Trustee on Form T-1 with respect to the guarantees of the Series D notes.
    27.1      Financial Data Schedule.
    99.1      Forms of Letters of Transmittal.
    99.2      Forms of Notice of Guaranteed Delivery.
    99.3      Forms of Tender Instructions.


-------------------------

 *  Previously filed.


(1) Incorporated herein by reference to the same numbered exhibit to the Company's Registration Statement on Form S-4 (Registration No. 333-42085), originally filed with the SEC on December 12, 1997.